UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 1, 2024
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Joby Aviation, Inc.
(Exact name of Registrant as Specified in Its Charter)
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Delaware			001-39524	98-1548118
(State or Other Jurisdiction of Incorporation)			(Commission File Number)	(IRS Employer Identification No.)

333 ENCINAL STREET

SANTA CRUZ	,	California		95060
(Address of Principal Executive Offices)				(Zip Code)
Registrant’s Telephone Number, Including Area Code: 831 201-6700
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	JOBY	New York Stock Exchange
Warrants to purchase common stock	JOBY WS	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Resignation of Chief Financial Officer
On December 1, 2024, Matthew Field, Chief Financial Officer of Joby Aviation, Inc. (the “Company”), notified the Company that he would be resigning, effective December 13, 2024, for personal reasons. Mr. Field has accepted a position at another company which will allow him to return to the Midwest to be closer to family. Mr. Field’s decision was not related to any disagreement or dispute with the Company.
Following Mr. Field’s resignation, JoeBen Bevirt, the Company’s Chief Executive Officer, will serve as its acting principal financial officer, and Sergei Novikov, the Company’s Controller, will serve as its acting principal accounting officer and treasurer, in each case, effective December 13, 2024.
Mr. Novikov, age 55, has served as the Company’s Controller since June 2021. Prior to that he was with Varian Medical Systems, where he served as Sr. Director, Americas Controller, responsible for accounting and reporting operations in North and South America. He began his accounting career with Price Waterhouse and is a licensed certified public accountant in the state of California.
There are no arrangements or understandings between Mr. Novikov and any other person pursuant to which he was appointed to his position. Mr. Novikov does not have any family relationships with any of the Company’s directors or executive officers, and is not a party to any transactions that would be required to be disclosed pursuant to Item 404(a) of Regulation S-K.
Mr. Field has agreed to provide continued advisory services to the Company to assist with the transition. Until a permanent Chief Financial Officer is hired, the finance team will report to Mr. Bevirt and to Kate DeHoff, the Company’s General Counsel and Corporate Secretary.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Exhibit Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Joby Aviation, Inc.

Date:	December 2, 2024	By:	/s/ Matthew Field
		Name:	Matthew Field
		Title:	Chief Financial Officer